                                                             EXHIBIT (H)(11)(C)

                  AMENDMENT NO. 15 TO PARTICIPATION AGREEMENT

   Pursuant to the Participation Agreement, made and entered into as of the 13th day of April 1998, and as amended on September 15, 2008, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of December 1, 2008.

                                         AMERICAN GENERAL LIFE INSURANCE COMPANY
                                         By its authorized officers,

                                         By:      -----------------------------
                                         Name:    -----------------------------
                                         Title:   -----------------------------

                                         Attest:  -----------------------------
                                         Name:    -----------------------------
                                         Title:   -----------------------------

                                         (Corporate Seal)

                                         MFS VARIABLE INSURANCE TRUST,
                                         ON BEHALF OF THE PORTFOLIOS
                                         By its authorized officer,

                                         By:      -----------------------------
                                         Name:    -----------------------------
                                         Title:   -----------------------------

                                         MASSACHUSETTS FINANCIAL SERVICES
                                         COMPANY
                                         By its authorized officer,

                                         By:      -----------------------------
                                         Name:    -----------------------------
                                         Title:   -----------------------------

                                                         As of December 1, 2008

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

           NAME OF SEPARATE
           ACCOUNT AND DATE                                POLICIES FUNDED                               PORTFOLIOS
   ESTABLISHED BY BOARD OF DIRECTORS                     BY SEPARATE ACCOUNT                       APPLICABLE TO POLICIES
----------------------------------------   ------------------------------------------------    --------------------------------

American General Life Insurance Company       Platinum Investor I Flexible Premium Life        MFS Growth Series (formerly MFS
         Separate Account VL-R                             Insurance Policy                    Emerging Growth Series)
             (May 6, 1997)                              Policy Form No. 97600                  MFS Research Series
                                                                                               MFS Core Equity Series
                                                                                               MFS New Discovery Series

                                              Platinum Investor II Flexible Premium Life
                                                           Insurance Policy
                                                        Policy Form No. 97610

                                                      Corporate America-Variable
                                                        Life Insurance Policy
                                                        Policy Form No. 99301

                                                 Platinum Investor Survivor Variable
                                                        Life Insurance Policy
                                                        Policy Form No. 99206

                                                        Platinum Investor III
                                                        Flexible Premium Life
                                                           Insurance Policy
                                                        Policy Form No. 00600

                                                    Platinum Investor Survivor II
                                                    Variable Life Insurance Policy
                                                        Policy Form No. 01206

                                                        Platinum Investor PLUS
                                                Flexible Premium Life Insurance Policy
                                                        Policy Form No. 02600

                                                    Platinum Investor FlexDirector
                                           Flexible Premium Variable Life Insurance Policy
                                                        Policy Form No. 03601
                                                    (effective February 12, 2004)

                                                         Platinum Investor IV
                                           Flexible Premium Variable Life Insurance Policy
                                                        Policy Form No. 04604
                                                     (effective January 1, 2005)

                                                        Platinum Investor VIP
                                               Flexible Premium Variable Universal Life
                                                           Insurance Policy
                                                        Policy Form No. 05604
                                                     (effective February 1, 2006)

                                                         Legacy Plus Variable
                                                        Life Insurance Policy                  MFS Growth Series (formerly MFS
                                                        Policy Form No. 98615                  Emerging Growth Series)

           NAME OF SEPARATE
           ACCOUNT AND DATE                                POLICIES FUNDED                               PORTFOLIOS
   ESTABLISHED BY BOARD OF DIRECTORS                     BY SEPARATE ACCOUNT                       APPLICABLE TO POLICIES
----------------------------------------   ------------------------------------------------    --------------------------------

                                                         The One VUL Solution                  MFS Investors Trust Series
                                                    Variable Life Insurance Policy
                                                        Policy Form No. 99615

                                                        AIG Corporate Investor                 MFS New Discovery Series
                                           Flexible Premium Variable Life Insurance Policy     MFS Research Series
                                                        Policy Form No. 99301

                                                       AIG Income Advantage VUL
                                           Flexible Premium Variable Life Insurance Policy
                                                        Policy Form No. 07704

                                                     AIG Protection Advantage VUL
                                           Flexible Premium Variable Life Insurance Policy
                                                        Policy Form No. 07921

                                                     AIG Income Advantage Select
                                           Flexible Premium Variable Life Insurance Policy
                                                        Policy Form No. 08704

                                                          Survivor Advantage
                                               Joint and Last Survivor Flexible Premium
                                               Variable Universal Life Insurance Policy
                                                        Policy Form No. 08921

                                                      Corporate Investor Select
                                               Flexible Premium Variable Universal Life
                                                           Insurance Policy
                                                        Policy Form No. 08301

                                                            AG Legacy Plus                     MFS Growth Series (formerly MFS
                                                    Variable Life Insurance Policy             Emerging Growth Series)
                                                        Policy Form No. 99616                  MFS New Discovery Series
                                                                                               MFS Total Return Series

American General Life Insurance Company           Platinum Investor Variable Annuity           MFS Growth Series (formerly MFS
          Separate Account D                              Contract No. 98020                   Emerging Growth Series)
          (November 19, 1973)                                                                  MFS Research Series
                                                     Platinum Investor Immediate               MFS Core Equities Series
                                                           Variable Annuity                    MFS New Discovery Series
                                                          Contract No. 03017
                                                     (effective January 15, 2004)

American General Life Insurance Company           EquiBuilder II and EquiBuilder III           MFS Growth Series (formerly MFS
        Separate Account VUL-2                           VUL Flexible Premium                  Emerging Growth Series)
            (April 9, 1991)                   Variable Universal Life Insurance Policies       MFS Research Series
                                                        Policy Form No. T1735                  MFS Investors Trust Series
                                                                                               MFS Total Return Series
                                                                                               MFS Utilities Series
                                                                                               MFS Core Equities Series

           NAME OF SEPARATE
           ACCOUNT AND DATE                                POLICIES FUNDED                               PORTFOLIOS
   ESTABLISHED BY BOARD OF DIRECTORS                     BY SEPARATE ACCOUNT                       APPLICABLE TO POLICIES
----------------------------------------   ------------------------------------------------    --------------------------------

American General Life Insurance Company                    The Chairman VA                     MFS Growth Series (formerly MFS
         Separate Account VA-1                          Combination Fixed and                  Emerging Growth Series)
            (May 22, 1996)                            Variable Annuity Contract                MFS Research Series
                                                    Contract Nos. T1575 and T1575Z             MFS Investors Trust Series
                                                                                               MFS Total Return Series
                                                                                               MFS Utilities Series
                                                                                               MFS Core Equities Series